                                                                    EXHIBIT 1.04

                         NOTICE OF GUARANTEED DELIVERY

                           OFFER FOR ALL OUTSTANDING
                 9% SERIES A SENIOR SUBORDINATED NOTES DUE 2011
                                IN EXCHANGE FOR
                 9% SERIES B SENIOR SUBORDINATED NOTES DUE 2011
                                       OF

                    SALEM COMMUNICATIONS HOLDING CORPORATION

     THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 2001, UNLESS EXTENDED

     Registered holders of privately placed 9% Series A Senior Subordinated Notes Due 2011 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 9% Series B Senior Subordinated Notes Due 2011 (the "Exchange Notes") and (i) whose Old Notes are not immediately available, or
(ii) who cannot deliver their Old Notes and Letter of Transmittal or any other documents required by the Letter of Transmittal to The Bank of New York, as exchange agent (the "Exchange Agent") on or prior to the Expiration Date, or
(iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis must use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "THE EXCHANGE OFFER -- Procedures for Tendering Old Notes" in the Prospectus.

     The Exchange Agent is The Bank of New York, whose mailing address, facsimile number and telephone number are as follows:

         By Hand, Overnight Courier,                 By Facsimile:                By U.S. Mail
   or Registered/Certified Mail Delivery:            (212) 815-6339           The Bank of New York
            The Bank of New York                   Confirm Facsimile            P. O. Box 11265
             101 Barclay Street                      By Telephone:           Church Street Station
            Bond Redemption Unit                   Carolle Montreuil            Fiscal Agencies
                 Lobby Level                         (212) 815-5920              Dept. 101B 7E
             New York, NY 10286                                                New York, NY 10286
           Attn: Carolle Montreuil                                          Attn: Carolle Montreuil

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

--------------------------------------------------------------------------------

   Ladies and Gentlemen:

        The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Salem Communications Holding Corporation, a Delaware corporation ("Salem Holding"), Salem Communications Corporation, a Delaware corporation ("Parent") and Parent's subsidiaries other than Salem Holding identified therein as Other Registrants with the Securities and Exchange Commission (the "Registration
   Statement") and the accompanying Prospectus dated           , 2001
   included therein (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

      NAME AND ADDRESS OF REGISTERED          CERTIFICATE NUMBER(S)       PRINCIPAL AMOUNT OF
  HOLDER AS IT APPEARS ON THE OLD NOTES     OF OLD NOTES TRANSMITTED     OLD NOTES TRANSMITTED
  -------------------------------------     ------------------------     ---------------------

------------------------------------------  -------------------------  -------------------------

------------------------------------------  -------------------------  -------------------------

------------------------------------------  -------------------------  -------------------------

------------------------------------------  -------------------------  -------------------------

------------------------------------------  -------------------------  -------------------------

--------------------------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc., hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:

                             (AUTHORIZED SIGNATURE)

Address:
                                   (ZIP CODE)

Area Code and Telephone Number:

Name:
                             (PLEASE TYPE OR PRINT)

Title:

Date: , 2001

     If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:

Date:

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3